CAPSTONE NEW ZEALAND FUND (CNZLX)
--------------------------------------------------------------------------------


Dear Shareholders:

We are pleased to present this annual report on the Capstone New Zealand Fund (the "Fund") for the six months ended April 30, 2000. The Fund's net asset value ("NAV") at April 30, 2000 was US $8.40 per share compared to US $9.27 at the end of our October 31, 1999 fiscal year. A dividend of $.0591 was paid December 27, 1999.


                         FUND'S COMPARATIVE PERFORMANCE

The Fund's strategy continues to concentrate on a diversified portfolio of medium-sized stocks not readily available to individual US investors. The most relevant index to compare the Fund's performance is the New Zealand Small Company Index* ("NZSCI") that measures the performance of small to medium cap stocks of the New Zealand market. During the six months ended April 30, 2000, the NZSCI decreased by approximately 3.30% in New Zealand dollars or approximately 7.70% in United States dollars. For the same period, the Fund's total return decreased approximately 9.40% in United States dollars. In analyzing comparisons of performance to the NZSCI, the reader should remember an index does not reflect currency conversions, cash positions, brokerage costs or administrative or management fees incurred by the fund or individual investor.


                           NEW ZEALAND MARKET OVERVIEW

Over the past 12 months, the New Zealand economy has been growing at a rapid pace and grew at an annualized rate of 10% for the last half of 1999. We believe that this rate of growth will be hard to sustain and we anticipate that a growth rate of three to four percent per year for the next 24-36 months is more likely. The fact that the economy should slow to more normal levels is not a cause for concern. However, the sharp drop in business confidence over the last few months is an area that will have to be monitored closely. According to the latest survey, only a net 3% of businesses are positive about the general business situation compared to a net 47% a year ago. We believe the far left coalition of the new government and rising interest rates are the driving force behind the decline. It is still to early to know if the decline in business confidence will continue but if it remains under pressure, the decline could be self-fulfilling. On the other hand, it could lead to an early change of government to a more centrist mix.

Since the beginning of the year, the Reserve bank has tried to slow the New Zealand economy by raising the cash rate by 100 basis points. We believe that further increases are likely over the next 12 months that could result in an additional 100 basis points. Such an increase should clearly have an impact on domestic activity and could result in earnings results surprising on the downside.

We believe that there will be pressure on stock performance and because of this we have taken a cautionary stance. However, we are still relatively comfortable with the New Zealand market as a whole. The market price-to earnings ratio of
12.8 is only marginally above its long-term average of 11.8 and relative to bonds, the market is relatively cheap and seems to represent fair value. We feel we have positioned the portfolio to participate in any future growth but also have hedged the portfolio to provide downside protection. The weak New Zealand currency has benefited tourism and farming which could help stimulate growth in other sectors.

The New Zealand market's small size and increasing cross border stock trading may lead to the New Zealand stock exchange linking with other exchanges. For example, the Australian exchange has announced a link with Singapore. We would support a similar arrangement for New Zealand.

Should you have any questions, please feel free to contact us and we thank you for your continued support.

Sincerely,



/s/ Robert W. Scharar                            /s/ W. Lance Hall

------------------------------                   ------------------------------
Robert W. Scharar                                W. Lance Hall
President and Portfolio Manager                  Assistant Portfolio Manager

*The New Zealand Small Company Index is composed of approximately 100 equity securities, excluding those in the New Zealand Stock Exchange-40 Index, weighted by their full market capitalization.

                                                       CAPSTONE NEW ZEALAND FUND

PORTFOLIO OF INVESTMENTS - APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                            MARKET                   % OF
                                                                                             VALUE                    NET
COMMON STOCKS - (100.98%)                                                SHARES          (NOTE 1-A)                ASSETS
                                                                         ------         ----------                 ------

BROADCAST MEDIA - (11.32%)
Radioworks New Zealand, Limited.................................        117,952         $  401,438                  11.32%


ELECTRICAL/APPLIANCE MANUFACTURING - (4.85%)
Fisher & Paykel Industries......................................         58,030            172,107                   4.85%


ENVIRONMENTAL CONTROL - (7.91%)
Waste Management NZ, Limited....................................        177,154            280,791                   7.91%


FINANCE - (2.52%)
Montana Group NZ, Limited.......................................         92,000             89,461                   2.52%


FOOD - MEAT PRODUCTS - (0.51%)
AFFCO Holdings, Limited (a).....................................        100,000             17,989                   0.51%


INDICES - (1.40%)
Australia Webs Index Series.....................................          5,000             49,688                   1.40%


INVESTMENT COMPANIES - (5.08%)
Hellaby Holdings, Limited.......................................         91,640             76,635                   2.16%
Tower, Limited..................................................         25,000             56,521                   1.59%
Westpac Investments, Limited....................................         13,889             46,932                   1.33%
                                                                                        ----------                 ------
                                                                                           180,088                   5.08%

LUMBER & WOOD PRODUCTS - (3.15%)
Evergreen Forest, Limited (a)...................................        500,000            111,826                   3.15%


MANUFACTURING - (0.36%)
Steel & Tube Holdings, Limited..................................         20,000             12,641                   0.36%


MANUFACTURING DISTRIBUTION - (2.41%)
Scott Technologies, Limited.....................................         79,997             85,568                   2.41%


MEDIA - (3.13%)
Independent Newspapers, Limited.................................         60,000            111,145                   3.13%


MOTION PICTURES & SERVICES - (0.34%)
Force Corporation, Limited......................................         50,000             12,155                   0.34%






                                                       CAPSTONE NEW ZEALAND FUND

PORTFOLIO OF INVESTMENTS - APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                            MARKET                   % OF
                                                                                             VALUE                    NET
                                                                         SHARES          (NOTE 1-A)                ASSETS
                                                                         ------         ----------                 ------

OIL & GAS - (2.33%)
New Zealand Refining Co., Limited...............................         13,647         $   82,608                   2.33%


PORT OPERATIONS - (14.60%)
Lyttleton Port Co., Limited.....................................        276,250            188,038                   5.30%
Northland Port Corporation......................................        302,300            179,313                   5.06%
South Port New Zealand, Limited.................................        336,500            150,518                   4.24%
                                                                                        ----------                 ------
                                                                                           517,869                  14.60%

REAL ESTATE - (2.02%)
Kiwi Income Property Trust......................................        140,000             71,471                   2.02%


RETAIL-DEPARTMENT STORES - (2.91%)
Arthur Barnett, Limited.........................................        210,300            103,270                   2.91%


RETAIL-RESTAURANTS - (0.86%)
Restaurant Brands New Zealand, Limited..........................         54,166             30,549                   0.86%


RETIREMENT/AGED CARE- (1.16%)
Ryman Healthcare, Limited.......................................         50,000             41,327                   1.16%


STOCK & STATION SERVICES - (9.22%)
Williams & Kettle, Limited......................................        333,100            327,146                   9.22%


TECHNOLOGY SERVICES - (5.00%)
Advantage Group, Limited (a)....................................        100,000            177,463                   5.00%


TELECOM SERVICES - (0.83%)
Telecom Corporation of New Zealand, Limited.....................          7,000             29,610                   0.83%


TOURIST SERVICES - (2.99%)
Tourism Holdings, Limited.......................................         97,499            106,185                   2.99%


TRANSPORTATION - (11.34%)
Air New Zealand, Limited - Class B..............................        112,600            137,413                   3.87%
Auckland International Airport, Limited.........................         70,000             77,257                   2.18%
Mainfreight, Limited                                                    241,250            187,673                   5.29%
                                                                                        ----------                 ------
                                                                                           402,343                  11.34%






                                                       CAPSTONE NEW ZEALAND FUND

PORTFOLIO OF INVESTMENTS - APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                            MARKET                   % OF
                                                                                             VALUE                    NET
                                                                         SHARES          (NOTE 1-A)                ASSETS
                                                                         ------         ----------                 ------

UTILITIES-ELECTRIC - (4.74%)
Infrastructure & Utilities Corporation, Limited.................        294,729         $  164,792                   4.64%
Infrastructure & Utilities Corporation, Limited Warrants (a)....         55,972              3,538                   0.10%
                                                                                        ----------                 ------
                                                                                           168,330                   4.74%


         TOTAL COMMON STOCK (Cost $4,695,834)                                            3,583,068                 100.98%

BONDS (2.95%)                                                          PAR VALUE
                                                                       ---------

Evergreen Forest, zero coupon, due 3/19/09......................       $ 45,000             22,535                   0.64%
Infrastructure & Utility Bond, 6.90% due 3/31/04................         55,972             35,896                   1.01%
State Bank of South Australia, 9.00%, due 7/30/02...............         94,000             46,293                   1.30%
                                                                                        ----------                 ------

         TOTAL BONDS (Amortized Cost $89,177)..................................            104,724                   2.95%


         TOTAL INVESTMENTS (Cost $4,785,011)...................................          3,687,792                 103.93%
         LIABILITIES IN EXCESS OF OTHER ASSETS.................................          (139,672)                  (3.93%)
                                                                                        ----------                 ------
         NET ASSETS............................................................         $3,548,120                 100.00%
                                                                                        ==========                 ======




(a) Non-income producing security











                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                       CAPSTONE NEW ZEALAND FUND

STATEMENT OF ASSETS AND LIABILITIES - APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:

         Investments in securities at market value (identified cost $4,785,011) (Note 1A).............         $ 3,687,792
         Foreign currency, at value (identified cost $264,447) (Note 1B)..............................             261,822
         Dividends receivable.........................................................................               3,261
         Receivable for capital stock sold............................................................              42,294
         Prepaid expenses.............................................................................                 628
                                                                                                               -----------

                Total Assets..........................................................................           3,995,797
                                                                                                               -----------

LIABILITIES:

         Cash overdraft...............................................................................             349,564
         Payable for capital stock redeemed...........................................................              29,005
         Accrued expenses.............................................................................              68,908
                                                                                                               -----------

                Total Liabilities.....................................................................             447,477
                                                                                                               -----------

NET ASSETS............................................................................................         $ 3,548,320
                                                                                                               ===========


NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
($3,548,320 / 422,478 shares of beneficial interest outstanding)......................................         $      8.40
                                                                                                               ===========

SOURCE OF NET ASSETS:

         Paid in capital..............................................................................         $ 4,892,991
         Undistributed net investment income..........................................................              25,697
         Accumulated net realized loss on investments.................................................            (270,379)
         Net unrealized depreciation on securities and foreign currencies.............................          (1,099,989)
                                                                                                               -----------

                                                                                                               $ 3,548,320
                                                                                                               ===========








                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                       CAPSTONE NEW ZEALAND FUND

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------


INVESTMENT INCOME:

         Dividend income (net of foreign taxes withheld of $22,820).....................................       $   121,497
         Interest income................................................................................             7,115
                                                                                                               -----------
              Total Investment Income...................................................................           128,612

         Expenses: (Note 2)
              Advisory fees.............................................................     $    16,052
              Distribution fees.........................................................           5,351
              Administrative services...................................................           5,351
              Transfer agent fees.......................................................          14,390
              Reports and notices to stockholders.......................................           2,622
              Audit fees................................................................           5,019
              Legal fees................................................................           9,313
              Directors' fees and expenses..............................................           4,148
              Custodian fees............................................................           1,590
              Fund accounting fees......................................................          22,687
              Registration and filing fees..............................................           6,223
              Miscellaneous.............................................................           4,082
                                                                                             -----------

               Total Expenses...........................................................................            96,828
                                                                                                               -----------

                     Net Investment Income..............................................................            31,784
                                                                                                               -----------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

         Net realized loss from security transactions...................................................           (15,524)
         Net realized loss on conversion of foreign currencies to U.S. Dollars..........................           (10,442)
         Unrealized depreciation of investments:
              Beginning of period.......................................................        (733,720)
              End of period.............................................................      (1,099,989)
                                                                                             -----------



              Net change in unrealized depreciation of investments......................................          (366,269)
                                                                                                               -----------

              Net realized and unrealized loss on investments...........................................          (392,235)
                                                                                                               -----------

                  Net decrease in net assets resulting from operations..................................       $  (360,451)
                                                                                                               ===========








                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                       CAPSTONE NEW ZEALAND FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                                 SIX MONTHS ENDED              YEAR ENDED
                                                                                  APRIL 30, 2000            OCTOBER 31, 1999
                                                                                  --------------            ----------------
                                                                                    (UNAUDITED)

OPERATIONS:
     Net investment income......................................................       $ 31,784                  $  67,149
     Net realized gain (loss) on investments....................................        (25,966)                   106,247
     Net change in unrealized appreciation (depreciation) of investments,
         forward currency contracts and foreign currencies......................       (366,269)                   697,520
                                                                                     ----------                -----------
     Net increase (decrease) in net assets resulting from operations............       (360,451)                   870,916


DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income......................................................        (28,321)                   (19,837)

CAPITAL SHARE TRANSACTIONS:
     Decrease in net assets resulting from capital
         share transactions (Note 3)............................................       (412,308)                  (995,944)
                                                                                     ----------                -----------
         Total decrease in net assets...........................................       (801,080)                  (144,865)


NET ASSETS
     Beginning of period........................................................      4,349,400                  4,494,265
                                                                                     ----------                -----------
     End of period (including undistributed net investment
     income of $25,697 and $22,234, respectively)...............................     $3,548,320                 $4,349,400
                                                                                     ==========                ===========


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Capstone New Zealand Fund (the "Fund"), is one of two series of beneficial interest of Capstone International Series Trust (the "Trust") which is registered under the Investment Company Act of 1940 (the "Act"), as a diversified open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation and current income by investing in equity securities, debt securities, and securities convertible into common stock of New Zealand issuers. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A) VALUATION OF SECURITIES - Portfolio securities which are traded on securities exchanges are valued at the last sales price on that exchange prior to the relevant closing or, if there is no recent last sales price available, at the last current bid quotation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed income securities are valued using market quotations or pricing services. In the absence of any applicable price, securities will be valued at a fair value as determined in good faith in accordance with procedures established by the Board of Trustees.

B) CURRENCY TRANSLATION - For purposes of determining the Fund's net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate at 14:00 GMT on each U.S. business day, as established by the Board of Trustees. The cost of securities is determined by using historical exchange rates. Income is translated at approximate rates prevailing when accrued. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

                                                       CAPSTONE NEW ZEALAND FUND

C) ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.

D) FEDERAL INCOME TAXES - No provision has been made for Federal income taxes since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and realized capital gains, to relieve it from all, or substantially all, such taxes. At October 31, 1999, the Fund had a capital loss carryforward of $244,413 which expires in 2006. Under the United States-New Zealand tax treaty, New Zealand imposes a withholding tax on dividends (15%) and interest (10%) received by the Fund. There is currently no New Zealand tax on capital gains.

E) DISTRIBUTIONS TO SHAREHOLDERS - The Fund distributes its net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and capital loss carryovers.

F) USE OF ESTIMATES - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains FCA Corp, ("FCA") as its Investment Adviser. Under the Investment Advisory Agreement (the "Agreement"), the Adviser is paid a monthly fee based on the average net assets at the annual rate of .75%.

     The Administrator, Capstone Asset Management Company, is paid a fee, calculated daily and paid monthly, equal to an annual rate of .25% of the Fund's average daily net assets.

     Capstone Asset Planning Company ("CAPCO") serves as Distributor of the Fund's shares. CAPCO is an affiliate of the Administrator, and both are wholly-owned subsidiaries of Capstone Financial Services, Inc. ("CFS").

     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby Fund assets are used to reimburse CAPCO for costs and expenses incurred with the distribution and marketing of shares of the Fund and servicing of Fund shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, advertising literature, and costs of personnel involved with the promotion and distribution of the Fund's shares. Under the Plan, the Fund pays CAPCO an amount computed at an annual rate of up to 0.25% of the Fund's average net assets (including reinvested dividends paid with respect to those assets). Of this amount, CAPCO may reallocate to securities dealers (which may include CAPCO itself) and other financial institutions and organizations (collectively, "Service Organizations") amounts based on the Fund's average net assets owned by stockholders for whom the Service Organizations have a servicing relationship. The Plan permits CAPCO to carry forward for a maximum of twelve months distribution expenses covered by the Plan for which CAPCO has not yet received reimbursement. For the six months ended April 30, 2000, the Fund paid $5,351 in 12b-1 fees. Of this amount approximately 10.6% was paid to Service Organizations other than CAPCO.

     Certain officers and directors of the Fund who are also officers and directors of the Adviser, the Administrator, Distributor or CFS, received no compensation from the Fund. During the six months ended April 30, 2000, directors of the Fund who are not "interested persons" received directors' fees of $4,148.

                                                       CAPSTONE NEW ZEALAND FUND

NOTE 3 - CAPITAL STOCK

     At April 30, 2000 there were 422,478 shares outstanding. Transactions in capital stock were as follows:

                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                     APRIL 30, 2000                 OCTOBER 31, 1999
                                                                     --------------                 ----------------
                                                                 SHARES           AMOUNT         SHARES           AMOUNT
                                                                 ------           ------         ------           ------
Shares sold...............................................      339,159      $ 3,056,941        436,155      $ 3,998,312
Shares issued to shareholders in reinvestment of
  distributions...........................................        2,026           20,460          1,506           13,454
                                                               --------      -----------       --------      -----------
                                                                341,185        3,077,401        437,661        4,011,766
Shares redeemed...........................................     (387,689)      (3,489,709)      (549,711)      (5,007,710)
                                                               --------      -----------       --------      -----------
    Net Decrease..........................................      (46,504)     $  (412,308)      (112,050)     $  (995,944)
                                                               ========      ===========       ========      ===========


NOTE 4 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities other than U.S. Government obligations aggregated $556,754 and $446,924 respectively. At April 30, 2000, the cost of investments for Federal income tax purposes was $4,785,011. Accumulated net unrealized depreciation on investments was $1,099,989 consisting of $331,147 gross unrealized appreciation and $1,431,136 gross unrealized depreciation.

                                                       CAPSTONE NEW ZEALAND FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

                                                            SIX
                                                           MONTHS
                                                            ENDED                        YEARS ENDED OCTOBER 31,
                                                          APRIL 30,         --------------------------------------------------
                                                            2000            1999       1998        1997        1996       1995
                                                            ----            --------------------------------------------------
                                                         (UNAUDITED)
                                                         ----------

PER SHARE DATA
--------------
Net asset value at beginning of period.................      $  9.27      $ 7.73     $11.25      $12.73      $11.12     $10.44
                                                             -------      ------     ------      ------      ------     ------

Income from investment operations:
     Net investment income.............................         0.07        0.13       0.14        0.24        0.19       0.31
     Net realized and unrealized gain (loss)...........        (0.88)       1.44      (3.46)      (1.55)       1.93       0.90
                                                              ------      ------     ------      ------      ------     ------

     Total from investment operations..................        (0.81)       1.57      (3.32)      (1.31)       2.12       1.21
                                                              ------      ------     ------      ------      ------     ------

Less distributions from:
     Net investment income.............................        (0.06)      (0.03)     (0.20)      (0.17)      (0.29)     (0.21)
     Net realized gain on investments..................           --          --         --          --       (0.22)     (0.32)
                                                              ------      ------     ------      ------      ------     ------

                                                               (0.06)      (0.03)     (0.20)      (0.17)      (0.51)     (0.53)

Net asset value at end of period.......................       $ 8.40      $ 9.27     $ 7.73      $11.25      $12.73     $11.12
                                                              ======      ======     ======      ======      ======     ======

TOTAL RETURN (%) (1)...................................        (8.85)%     20.38%    (29.88)%    (10.46)%     20.03%     12.22%
------------                                                  ======      ======     ======      ======      ======     ======


RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets at end of period (in thousands).............       $3,548      $4,349     $4,494      $6,844      $8,258     $3,494

Ratio of total expenses to average net assets..........         4.54%(2)    4.14%      4.37%       2.89%       3.63%      4.77%

Ratio of total expenses to average net assets, before
     reimbursement and waiver of expenses..............          N/A         N/A        N/A        2.50%       2.72%      2.52%

Ratio of net investment income to average net assets...         1.49%(2)    1.42%      1.51%       1.65%       2.32%      3.06%

Portfolio turnover rate................................           11%          8%        25%         24%         38%        38%


(1) Calculated without sales charge. Sales charge eliminated on August 21, 1995.
(2) Annualized.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                            CAPSTONE NEW ZEALAND FUND
                           5847 SAN FELIPE, SUITE 4100
                              HOUSTON, TEXAS 77057
                                 1-800-262-6631

                        SEMIANNUAL REPORT TO SHAREHOLDERS
                                 APRIL 30, 2000

--------------------------------------------------------------------------------


     TRUSTEES                           OFFICERS
     --------                           --------

     Edward L. Jaroski                  Edward L. Jaroski
                                                 President-Capstone
     James F. Leary                              International Series Trust

     John R. Parker                     Robert W. Scharar
                                                 President-Capstone
     Bernard J. Vaughan                          New Zealand Fund

                                        Linda G. Giuffre
                                                  Secretary/Treasurer


--------------------------------------------------------------------------------


     INVESTMENT ADVISER                         TRANSFER AGENT
     ------------------                         --------------

     FCA Corp                                   PFPC, Inc.
     5847 San Felipe                            3200 Horizon Drive
     Suite 850                                  P.O. Box 61503
     Houston, TX 77057                          King of Prussia, PA 19406-0903
                                                1-800-845-2340


     ADMINISTRATOR                              CUSTODIAN
     -------------                              ---------
     Capstone Asset Management Company          Fifth Third Bank
     5847 San Felipe, Suite 4100                Fifth Third Center
     Houston, TX 77057                          38 Fountain Square Plaza
     1-800-262-6631                             Cincinnati, OH 45263


     DISTRIBUTOR                                AUDITORS
     -----------                                --------
     Capstone Asset Planning Company            Briggs, Bunting & Dougherty, LLP
     5847 San Felipe, Suite 4100                Two Logan Square, Suite 2121
     Houston, TX 77057                          Philadelphia, PA 19103-4901
     1-800-262-6631

                                SEMIANNUAL REPORT
                                 APRIL 30, 2000


                                    CAPSTONE
                                   NEW ZEALAND
                                      FUND



                             [Capstone Pyramid logo]
                                   A Member Of
                               THE CAPSTONE GROUP
                                 of Mutual Funds

                             [Capstone Pyramid logo]
                               THE CAPSTONE GROUP
                                 OF MUTUAL FUNDS

EQUITY
     O CAPSTONE GROWTH FUND, INC.


FIXED INCOME
     O CAPSTONE GOVERNMENT INCOME FUND


INTERNATIONAL/GLOBAL
     O CAPSTONE JAPAN FUND
     O CAPSTONE NEW ZEALAND FUND


        For more complete information about the Capstone Funds including charges and expenses, contact the Distributor at the address below to receive additional prospectuses. Please read it
                   carefully before you invest or send money.


               This publication must be accompanied or preceded by a current prospectus for Capstone New Zealand Fund


                         CAPSTONE ASSET PLANNING COMPANY
                           5847 SAN FELIPE, SUITE 4100
                              HOUSTON, TEXAS 77057
                                 1-800-262-6631



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                            CAPSTONE NEW ZEALAND FUND
                           5847 SAN FELIPE, SUITE 4100
                               HOUSTON, TX 77057